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EXHIBIT 32.1

CERTIFICATION

        Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the Quarterly Report on Form 10-Q of Capmark Financial Group Inc. (the "Company") for the quarter ended June 30, 2008 (the "Report"), the undersigned officers of the Company hereby certify that the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2008	/s/ WILLIAM F. ALDINGER
Name: William F. Aldinger III Title: President and Chief Executive Officer

Date: August 13, 2008	/s/ GREGORY J. MCMANUS
Name: Gregory J. McManus Title: Executive Vice President and Chief Financial Officer

        The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

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  EXHIBIT 32.1
CERTIFICATION